Exhibit 10.1
FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT
     THIS FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Agreement”) is entered into to be effective as of December 15, 2005, by and among HOME INTERIORS & GIFTS, INC., a Texas corporation (“Borrower”), each lender party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent (in such capacity, “Administrative Agent”).
R E C I T A L S
     A. Reference is hereby made to that certain Credit Agreement dated as of March 31, 2004, executed by Borrower, Administrative Agent, and Lenders (as amended, the “Credit Agreement”).
     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
     C. Borrower and Lenders desire to waive and modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Waiver. Lenders hereby waive during the period from and including June 30, 2005 to but excluding December 22, 2005, compliance by Borrower with the Consolidated Leverage Ratio set forth in Section 7.1(a) of the Credit Agreement and the Consolidated Interest Coverage Ratio set forth in Section 7.1(b) of the Credit Agreement, in each case for the period ending on each of June 30, 2005 and September 30, 2005 (it being understood that such waiver shall expire on December 22, 2005 such that any Default or Event of Default that would have occurred during the period from and including June 30, 2005 to but excluding December 22, 2005 (without giving effect to any waiver by Lenders of such Default or Event of Default) shall be deemed to have occurred on December 22, 2005 and shall be continuing thereafter).
     2. Amendments to the Credit Agreement.
     (a) Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Waiver Period” in its entirety and replace such definition with the following:
     “Waiver Period”: the period from and including September 29, 2005 to but excluding December 22, 2005.”
     3. Amendments to Credit Agreement and Other Loan Documents.
     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Agreement, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.
     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

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     4. Representations. Each Loan Party that is a party hereto represents and warrants to Lenders that as of the date of this Agreement: (a) this Agreement has been duly authorized, executed, and delivered by each such Loan Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each such Loan Party of this Agreement; (c) the Loan Documents, as amended by this Agreement, are valid and binding upon each Loan Party that is a party thereto and are enforceable against each Loan Party in accordance with their respective terms, (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity (whether enforcement is sought by proceedings in equity or law)); (d) the execution, delivery, and performance by each Loan Party that is a party hereto of this Agreement do not require the consent of any other Person and do not and will not constitute a violation of any Laws, order of any Governmental Authority, or material agreements to which any such Loan Party that is a party or by which any such Loan Party is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement (after giving effect hereto), except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Agreement, no Default or Event of Default exists.
     5. Conditions. This Agreement shall not be effective unless and until this Agreement is executed by the Borrower and the Required Lenders and the Ratification attached hereto and made a part of this Agreement is executed by each other Loan Party.
     6. Continued Effect. Except to the extent amended or waived hereby, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. Borrower acknowledges and agrees that nothing in this Amendment shall, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute an indication of the Lenders’ willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of compliance with any such provision not referenced in Section 1 of this Amendment or for any other time period.
     7. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be construed — and its performance enforced — under New York law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed counterpart signature page of this Agreement or the Ratification attached hereto by facsimile is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement.
     8. Parties. This Agreement binds and inures to the benefit of Borrower, the other Loan Parties, the Administrative Agent and each Lender and their respective successors and permitted assigns.
     9. RELEASE. THE LOAN PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT

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FROM ADMINISTRATIVE AGENT OR ANY LENDER TO THE LOAN PARTIES UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR ANY LENDER. THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE LOAN PARTIES MAY NOW OR HEREAFTER HAVE AGAINST ADMINISTRATIVE AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY CREDIT ACCOMMODATIONS UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT OR ANY PREVIOUS AMENDMENTS.
     10. Entireties. The Credit Agreement and the other Loan Documents, as amended by this Agreement, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:

Title:

Fifth Amendment and Waiver to Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

, as a Lender

By:

Name:

Title:

Fifth Amendment and Waiver to Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

HOME INTERIORS & GIFTS, INC., a Texas corporation

By:

Name:

Title:

Fifth Amendment and Waiver to Credit Agreement

RATIFICATION
Each of the undersigned, in its capacity as a Guarantor under the Guarantee and Collateral Agreement, does hereby (a) agree to the release set forth in Section 9 in the foregoing Fifth Amendment and Waiver to Credit Agreement, (b) consent, acknowledge and agree to the transactions described in such Fifth Amendment and Waiver to Credit Agreement and (c) after giving effect to such Fifth Amendment and Waiver to Credit Agreement, (i) confirms, reaffirms and restates the representations and warranties made by it in each Loan Document to which it is a party, (ii) ratifies and confirms each Security Document to which it is a party and (iii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Loan Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such Fifth Amendment and Waiver to Credit Agreement.

DWC GP, INC. HOME INTERIORS DE PUERTO RICO, INC. SPRING VALLEY SCENTS, INC. EM BEOHM, INC. HOMCO, INC. GIA, INC.

By:

Name:

Title:

DOMISTYLE, INC.

By:

Name:

Title:

HIG INVESTMENTS, INC.

By:

Name:

Title:

DALLAS WOODCRAFT COMPANY, LP.

By: DWC GP, INC., its general partner

By:

Name:

Title:

Fifth Amendment and Waiver to Credit Agreement

LAREDO CANDLE COMPANY, LP.

By: SPRING VALLEY SCENTS, INC., its general partner

By:

Name:

Title:

Fifth Amendment and Waiver to Credit Agreement